UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (date of earliest event reported): March 13, 2008
clickNsettle.com, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-21419	23-2753988

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4400 Biscayne Boulevard
Suite 950
Miami, Florida 33137

(Address of principal executive office)
Registrant’s telephone number, including area code: (305) 573-4112
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On December 19, 2007, clickNsettle.com, Inc. (the “Company”) entered into a Stock Purchase Agreement, as amended January 31, 2008 (the “Purchase Agreement”), with the purchasers identified on Exhibit A to the Purchase Agreement, a small group of investors led by Dr. Phillip Frost (the “Purchasers”). Pursuant to the terms of the Purchase Agreement, the Company agreed to sell to the Purchasers an aggregate number of shares equal to 51% of the post-reverse stock split outstanding shares of the common stock of the Company on a fully diluted basis for a purchase price equal to approximately the net cash and cash equivalents of the Company on the closing date of the transaction after deducting any and all liabilities existing as of the closing date of the transaction, including the costs and expenses of the transaction.
     The Purchase Agreement required the Company to seek stockholder approval to (i) conduct a one-for-ten reverse stock split and (ii) amend its Certificate of Incorporation to increase the aggregate number of shares of all classes of capital stock that the Company may issue from 305,000,000 to 800,000,000, consisting of 750,000,000 shares of common stock, par value $0.001 per share, and 50,000,000 shares of preferred stock, par value $0.001 per share. The Board of Directors of the Company approved the foregoing actions on December 19, 2007 and stockholders owning a majority of the Company’s shares approved the foregoing actions on January 25, 2008.
     On March 13, 2008, the one-for-ten reverse stock split was effected and the increase in the number of authorized shares became effective upon the filing of the Company’s Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. As a result of the reverse stock split, as of March 13, 2008, the trading symbol on the OTCBB for the Company’s post-reverse stock split common stock, par value $0.001 per share (the “New Common Stock”), changed to “CKST” and the CUSIP number for the New Common Stock changed to 18682E304. Stockholders of record on March 13, 2008 will receive a transmittal letter from the Company’s transfer agent indicating how they can exchange their current pre-reverse stock split share certificates for new post-reverse stock split share certificates.
     The descriptions of the Purchase Agreement in this report are summaries that do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement which is filed as an exhibit hereto and incorporated herein by this reference.
Item 3.02. Unregistered Sales of Equity Securities
     The information disclosed under Item 1.01 of this report is incorporated by reference into this Item 3.02.
     On September 26, 2007, the Company sold 44,921,052 shares of its pre-reverse stock split common stock, par value $0.001 per share (the “Old Shares”), to investors led by Glenn L. Halpryn of Miami, Florida, and Steven Jerry Glauser of Denver, Colorado (the “Investors”) for an aggregate offering price of $1,567,000.
     On March 18, 2008, pursuant to the Purchase Agreement, the Company sold 5,762,448 shares of New Common Stock (the “New Shares”) to the Purchasers for an aggregate offering price of $1,338,100. At the time of their sale, the New Shares represented 51% of the outstanding shares of New Common Stock on a fully diluted basis.
     There were no underwriting discounts or commissions for either sale.
     Both the Old Shares and the New Shares were issued pursuant to the private placement exemption provided by Section 4(2) of the Securities Act of 1933 (the “1933 Act”). The Old Shares and the New Shares are deemed to be “restricted securities” as defined in Rule 144 under the 1933 Act and the certificates evidencing the Old Shares and the New Shares bear a legend stating the restrictions on resale. Each purchaser of these restricted securities is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D of the 1933 Act.
     The Company has not made any other unregistered sales of equity securities during the past three years.

Item 5.01. Change in Control of Registrant.
     (a) The information disclosed under Items 1.01 and 3.02 of this report is incorporated by reference into this Item 5.01.
     On March 18, 2008, pursuant to the terms of the Purchase Agreement, the Purchasers, a small group of investors headed by Dr. Phillip Frost, acquired control of the Company from the Investors when they acquired the New Shares, which at the time of their sale represented 51% of the outstanding shares of New Common Stock on a fully diluted basis. The purchase price paid by the Purchasers for the New Shares was $1,338,100. The source of the purchase price was the personal funds of the Purchasers and the working capital of the Frost Gamma Investments Trust.
Form 10 Information
Item 1. Business.
     The information required by Item 1 of Form 10 was previously reported by the Company in its Annual Report on Form 10-KSB for the fiscal year ended June 30, 2007.
     The Company intends to effect a merger, acquisition or other business combination with an operating company, but such operating company has not been identified. Although the Company believes that it will be successful in consummating a business combination with an operating company, there can be no assurances that the Company will enter into such a transaction in the near future or on terms favorable to the Company.
Item 2. Financial Information.
     The information required by Item 2 of Form 10 was previously reported by the Company in its Annual Report on Form 10-KSB for the fiscal year ended June 30, 2007 and its Quarterly Reports on Form 10-QSB for the quarters ended September 30, 2007 and December 31, 2007.
Item 3. Properties.
     The Company currently maintains, at no cost to the Company, its executive offices in approximately 600 square feet of office space located at 4400 Biscayne Boulevard, Suite 950, Miami, Florida 33137. The office space is leased from Frost Real Estate Holdings, LLC, a company controlled by Dr. Phillip Frost, by companies that are affiliated with Glenn L. Halpryn. Neither Mr. Halpryn nor his affiliated companies charge the Company for the use of this office space.
Item 4. Security Ownership of Certain Beneficial Owners and Management.
     The following table contains information regarding record ownership of the Company’s New Common Stock as of March 18, 2008 held by:
•	persons who own beneficially more than 5% of the outstanding voting securities of the Company;

•	the directors of the Company;

•	the current and former executive officers during 2007 of the Company; and

•	all directors and officers of the Company as a group.

			Percentage of
	Number of Outstanding		Outstanding Shares of
Name and Title of Beneficial Owner	Shares Beneficially Owned		Common Stock
Glenn L. Halpryn, Chairman, Chief Executive Officer and President 4400 Biscayne Boulevard Suite 950 Miami, Florida 33137	531,948		4.7%

Noah M. Silver, Vice President, Secretary, Treasurer and Director 4400 Biscayne Boulevard Suite 950 Miami, Florida 33137	167,961		1.5%

Alan Jay Weisberg, Chief Financial and Accounting Officer and Director 2500 North Military Trail Suite 206 Boca Raton, Florida 33431	50,241		*

Curtis Lockshin, Director 4400 Biscayne Boulevard Suite 950 Miami, Florida 33137	9,096		*

Roy Israel, Former Principal Executive Officer c/o National Arbitration and Mediation 990 Stewart Avenue, First Floor Garden City, New York 11530	—		—

Patricia Giuliani-Rheaume, Former Principal Financial Officer c/o National Arbitration and Mediation 990 Stewart Avenue, First Floor Garden City, New York 11530	—		—

All executive officers and present directors as a group	759,246		6.7%

5% Stockholders:

Frost Gamma Investments Trust 4400 Biscayne Boulevard Suite 1500 Miami, Florida 33137	4,611,457		40.9%

Dr. Phillip Frost 4400 Biscayne Boulevard Suite 1500 Miami, Florida 33137	4,611,457	(1)	40.9%

Dr. Jane Hsiao 4400 Biscayne Boulevard Suite 1500 Miami, Florida 33137	1,037,241		9.2%

Steven Jerry Glauser Revocable Trust 1400 16th Street Suite 510 Denver, Colorado 80202	673,587		6.0%

Steven Jerry Glauser 1400 16th Street Suite 510 Denver, Colorado 80202	673,587	(2)	6.0%

*	less than 1%.

(1)	Includes 4,611,457 shares of Common Stock held by Frost Gamma Investments Trust. Dr. Phillip Frost is the trustee and Frost Gamma Limited Partnership is the sole and exclusive beneficiary of Frost Gamma Investments Trust. Dr. Frost is one of two limited partners of Frost Gamma Limited Partnership. The general partner of Frost Gamma Limited Partnership is Frost Gamma, Inc. and the sole shareholder of Frost Gamma, Inc. is Frost-Nevada Corporation. Dr. Frost is also the sole shareholder of Frost-Nevada Corporation.

(2)	Includes 673,587 shares of common stock held by the Steven Jerry Glauser Revocable Trust. Mr. Glauser is the trustee and beneficiary of the Steven Jerry Glauser Revocable Trust.
     The Company is not aware of any arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company
Item 5. Directors and Officers.
     The information required by Item 5 of Form 10 was previously reported by the Company in its Information Statement pursuant to Section 14(f) of the Exchange Act filed with the Securities and Exchange Commission (the “Commission”) on October 2, 2007, as amended. The current age of Alan Jay Weisberg is 62.
Item 6. Executive Compensation.
     The information required by Item 6 of Form 10, with regards to the Company’s last two completed fiscal years, was previously reported by the Company in its Annual Report on Form 10-KSB for the fiscal year ended June 30, 2007.
     The Company does not currently anticipate that any executive officer will be compensated for his services in such executive capacity.
Item 7. Certain Relationships and Related Transactions.
     The information required by Item 7 of Form 10 is incorporated by reference to the information disclosed under Item 5.01 of this Current Report on Form 8-K (exclusive of the Form 10 information disclosed under Item 5.01). There is no agreement among the Purchasers to act together for the purpose of acquiring, holding, voting or disposing of the equity securities of the Company.
Item 8. Legal Proceedings.
     The Company is not a party to any legal proceedings.
Item 9. Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.
     The Company’s common stock is traded on the Over-the-Counter Bulletin Board under the symbol “CKST”.

     The following table sets forth, for the periods indicated, the range of high and low closing bid prices, as reported by the National Quotations Bureau and the Over-The-Counter Bulletin Board. Quotations reflect inter-dealer prices, without retail mark-up, markdown or commission and may not represent actual transactions.*

	Fiscal Year 2008		Fiscal Year 2007		Fiscal Year 2006
	High	Low	High	Low	High	Low
First Quarter	$4.40	$0.80	$0.90	$0.60	$1.50	$1.30
Second Quarter	$6.20	$3.00	$1.00	$0.70	$1.50	$0.80
Third Quarter	—	—	$2.20	$0.60	$1.00	$0.70
Fourth Quarter	—	—	$1.20	$0.70	$0.90	$0.70

*	The Company effectuated a one-for-ten reverse stock split effective as of March 13, 2008. The prices set forth above have been adjusted for this reverse stock split.
     As of March 13, 2008, there were approximately 500 beneficial holders of the Company’s common stock.
     The Company has not paid any cash dividends on its stock and does not anticipate paying any such cash dividends in the foreseeable future.
Item 10. Recent Sales of Unregistered Securities.
     The information required by Item 10 of Form 10 is incorporated by reference to the information disclosed under Item 3.02 of this Current Report on Form 8-K.
Item 11. Description of Registrant’s Securities to be Registered.
     The information required by Item 11 of Form 10 was previously reported by the Company in its Registration Statement on Form SB-2 filed with the Commission on August 2, 1996, as amended. On December 22, 2003, the Company effectuated a six-for-one forward stock split of its common stock and on March 13, 2008, the Company effectuated a one-for-ten reverse stock split of its common stock.
Item 12. Indemnification of Directors and Officers.
     The information required by Item 12 of Form 10 was previously reported by the Company in its Registration Statement on Form SB-2 filed with the Commission on August 2, 1996, as amended.
Item 13. Financial Statement and Supplementary Data.
     The information required by Item 13 of Form 10 was previously reported by the Company in its Annual Report on Form 10-KSB for the fiscal year ended June 30, 2007 and its Quarterly Reports on Form 10-QSB for the quarters ended September 30, 2007 and December 31, 2007.
Item 14. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.
     The information required by Item 14 of Form 10 was previously reported by the Company in its Current Report on Form 8-K filed with the Commission on October 9, 2007.
     (b) The Company is not aware of any arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Item 9.01. Financial Statements and Exhibits.
     (d) The following exhibits are furnished herewith:

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation

3.2	Amended and Restated By-laws of the Company (incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K filed by the Issuer on February 1, 2008).

10.1	Amended and Restated 1996 Stock Option Plan (incorporated herein by reference to Exhibit 10.1 to the Annual Report on Form 10-KSB filed by the Issuer on September 28, 1998).

10.2	Stock Purchase Agreement, dated December 19, 2007, by and among clickNsettle.com, Inc., Frost Gamma Investments Trust, Dr. Jane Hsiao, Steven D. Rubin and Subbarao Uppaluri (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Issuer on December 21, 2007).

10.3	First Amendment to Stock Purchase Agreement, dated January 31, 2008, by and among clickNsettle.com, Inc., Frost Gamma Investments Trust, Dr. Jane Hsiao, Steven D. Rubin and Subbarao Uppaluri (incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by the Issuer on February 1, 2008).

99.1	Press release dated March 18, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

clickNsettle.com, Inc.
Date: March 18, 2008	By:	/s/ Glenn L. Halpryn
		Name:	Glenn L. Halpryn
		Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation

3.2	Amended and Restated By-laws of the Company (incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K filed by the Issuer on February 1, 2008).

10.1	Amended and Restated 1996 Stock Option Plan (incorporated herein by reference to Exhibit 10.1 to the Annual Report on Form 10-KSB filed by the Issuer on September 28, 1998).

10.2	Stock Purchase Agreement, dated December 19, 2007, by and among clickNsettle.com, Inc., Frost Gamma Investments Trust, Dr. Jane Hsiao, Steven D. Rubin and Subbarao Uppaluri (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Issuer on December 21, 2007).

10.3	First Amendment to Stock Purchase Agreement, dated January 31, 2008, by and among clickNsettle.com, Inc., Frost Gamma Investments Trust, Dr. Jane Hsiao, Steven D. Rubin and Subbarao Uppaluri (incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by the Issuer on February 1, 2008).

99.1	Press release dated March 18, 2008